UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2017

BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

4300 Wildwood Parkway, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 953-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On October 18, 2017, BlueLinx Holdings Inc. (the “Company”), Cerberus ABP Investor LLC, an affiliate of Cerberus Capital Management, L.P. (the “Selling Stockholder”), and BTIG, LLC, as underwriter (the “Underwriter”), entered into an underwriting agreement (the “Underwriting Agreement”) in connection with the public offering and sale by the Selling Stockholder of 3,863,850 shares of the Company’s common stock at a price of $7.00 per share. On October 19, 2017, the Underwriter exercised in full its option to purchase an additional 579,578 shares of the Company’s common stock. The closing of the offering (including the settlement of the additional shares) occurred on October 23, 2017.

The Company did not and will not sell any shares of the Company’s common stock in the offering and did not and will not receive any proceeds from the offering.

The Underwriting Agreement contains representations and warranties and agreements of the Company and the Selling Stockholder that are customary for transactions of this type. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

The offer and sale of the shares in the offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-220189) filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 28, 2017 and declared effective on September 8, 2017. A prospectus supplement relating to the offering was filed with the SEC on October 19, 2017.

On October 18, 2017, the Company issued a press release announcing the pricing of the offering. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 18, 2017, among BlueLinx Holdings Inc., Cerberus ABP Investor LLC, as selling stockholder, and BTIG, LLC, as underwriter.
99.1	Press Release dated October 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.
(Registrant)

Dated: October 23, 2017	By:	/s/ Shyam K. Reddy
Shyam K. Reddy
Chief Administrative Officer, General Counsel, and Corporate Secretary